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                                                                   EXHIBIT 10.26

                                                               FORM OF AGREEMENT

                                    PGT, INC.
                           2006 EQUITY INCENTIVE PLAN
                        INCENTIVE STOCK OPTION AGREEMENT

      THIS INCENTIVE STOCK OPTION AGREEMENT (the "Agreement"), dated as of [____________], 20[__], is made by and between PGT, Inc., a Delaware corporation (the "Company"), and [_________________] (the "Optionee").

      WHEREAS, the Company has adopted the PGT, Inc., 2006 Equity Incentive Plan (the "Plan"), pursuant to which options may be granted to purchase Stock;

      WHEREAS, the Company desires to grant to the Optionee a stock option which is intended to be an "incentive stock option" (or "ISO"), within the meaning of
Section 422 of the Code, to purchase the number of shares of Stock provided for herein;

      NOW, THEREFORE, in consideration of the recitals and the mutual agreements herein contained, the parties hereto agree as follows:

Section 1. GRANT OF OPTION

      (a) Grant of Option. The Company hereby grants to the Optionee an Option to purchase [______] shares of Stock on the terms and conditions set forth in this Agreement and as otherwise provided in the Plan. The Option is intended to be treated, and to the extended permitted by applicable law, shall be construed, as an ISO. To the extent the Option does not qualify as an ISO, the Option shall be treated as a non-qualified stock option.

      (b) Incorporation of Plan. The provisions of the Plan are hereby incorporated herein by reference. Except as otherwise expressly set forth herein, this Agreement shall be construed in accordance with the provisions of the Plan and any capitalized terms not otherwise defined in this Agreement shall have the definitions set forth in the Plan. The Board shall have final authority to interpret and construe the Plan and this Agreement and to make any and all determinations under them, and its decision shall be binding and conclusive upon the Optionee and his/her legal representative in respect of any questions arising under the Plan or this Agreement.

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Section 2. TERMS AND CONDITIONS OF OPTION

      (a) Exercise Price. The price at which the Optionee shall be entitled to purchase shares of Stock upon the exercise of all or any portion of the Option shall be $[______] per share.

      (b) Expiration Date. The Option shall expire at the close of business on the [tenth][fifth] anniversary of the date of this Agreement.

      (c) Exercisability of Option. Subject to the other terms of this Agreement regarding the exercisability of the Option, the Option shall become exercisable as of the dates set forth below for the cumulative percentages of shares of Stock set forth below, provided the Optionee is employed by the Company or an Affiliate as of each such date:

      Date                  Percentage of Shares
      ----                  --------------------
[______________]                   [_____]

[______________]                   [_____]

[______________]                   [_____]

[______________]                   [_____]

The Board may, but shall not be required to, provide at any time for the acceleration of the schedule set forth above.

      (d) Method of Exercise. The Option may be exercised only by written notice in such form as the Company may adopt from time to time, delivered in person or by mail in accordance with Section 3(a) and accompanied by payment therefor or pursuant to such other procedure as the Company may adopt from time to time The purchase price of the shares of Stock shall be paid to the Company (i) in cash or its equivalent, (ii) by tendering to the Company shares of Stock already owned by the Optionee, which, in the case of shares of Stock purchased by the Optionee pursuant to the exercise of an option granted by the Company, have been held by the Optionee for no less than six months following the date of such purchase, in any case having a total Fair Market Value less than or equal to the aggregate purchase price, (iii) to the extent permitted by law, by a "broker cashless exercise" procedure approved by the Board, or (iv) by a combination of the foregoing methods. The Optionee may request that the Company withhold shares of Stock with a Fair Market Value on the date of exercise equal to the aggregate exercise price withheld. If requested by the Board, the Optionee shall deliver this Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. [A minimum of 100 shares of Stock must be purchased upon the exercise of the Option unless a lesser number of shares of Stock so purchased

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constitutes the total number of shares of Stock then purchasable under the
Option.]

      (e) Exercise Following Termination of Employment. Subject to Section 2(g), in the event that the Optionee ceases to be employed by the Company or an Affiliate, that portion of the Option that is not then exercisable shall immediately terminate and that portion of the Option that is exercisable at the time of the Optionee's termination of employment shall terminate as follows:

            (i) If the Optionee's termination of employment is due to his/her disability (within the meaning of Section 22(e)(3) of the Code), the Option (to the extent exercisable at the time of the Optionee's termination) shall be exercisable for a period of [no more than one year] following such termination of employment, and shall thereafter terminate;

            (ii) If the Optionee's termination of employment is by the Company or an Affiliate for Cause (as defined below), the Option shall terminate on the date of the Optionee's termination;

            (iii) If the Optionee voluntarily terminates his/her employment (other than by retirement), the Option (to the extent exercisable at the time of the Optionee's termination) shall be exercisable for a period of [no more than three months] following such termination of employment, and shall thereafter terminate; and

            (iv) If the Optionee's termination of employment is for any other reason, the Option (to the extent exercisable at the time of the Optionee's termination) shall be exercisable for a period of [no more than three months] following such termination of employment, and shall thereafter terminate.

For purposes of this Agreement, "Cause" means [(i) any act of fraud, gross negligence, or dishonesty in the performance of the Optionee's duties or the willful failure by the Optionee to perform Optionee's duties; (ii) engaging in any action with the intention of causing harm or damage to any of the Company's operations; (iii) conviction of a felony; or (iv) obtaining personal gain from a transaction in which the Optionee has a conflict of interest with the Company.]

Notwithstanding the foregoing, no provision in this Section 2(e) shall extend the exercise period of an Option beyond its original term set forth in Section 2(b).

      (f) Nontransferability. The Option shall not be transferable by the Optionee other than by will or the laws of descent and distribution.

      (g) Rights as a Stockholder. The Optionee shall not be deemed for any purpose to be the owner of any shares of Stock subject to the Option unless, until and to the extent

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that (i) the Option shall have been exercised pursuant to its terms, (ii) the
Company shall have issued and delivered to the Optionee the shares of Stock for which the Option shall have been exercised, and (iii) the Optionee's name shall have been entered as a stockholder of record with respect to such shares of Stock on the books of the Company.

      (i) Income Taxes. The Company may, in its discretion, require that the Optionee pay to the Company at or after (as determined by the Board) the time of exercise of any portion of the Option any such additional amount as the Company deems necessary to satisfy its liability to withhold federal, state or local income tax or any other taxes incurred by reason of the exercise or the transfer of shares of Stock thereupon.

Section 3. MISCELLANEOUS

      (a) Notices. Unless otherwise determined by the Board, any and all notices, designations, consents, offers, acceptances and any other communications provided for herein shall be given in writing and shall be delivered either personally or by registered or certified mail, postage prepaid, which shall be addressed, in the case of the Company to the General Counsel of the Company at the principal office of the Company and, in the case of the Optionee, to Optionee's address appearing on the books of the Company or to Optionee's residence or to such other address as may be designated in writing by the Optionee.

      (b) No Right to Continued Employment. Nothing in the Plan or in this Agreement shall confer upon the Optionee any right to continue in the employ of the Company or any Affiliate or shall interfere with or restrict in any way the right of the Company and its Affiliates, which are hereby expressly reserved, to remove, terminate or discharge the Optionee at any time for any reason whatsoever, with or without Cause.

      (c) Bound by Plan. By signing this Agreement, the Optionee acknowledges that he/she has received a copy of the Plan and has had an opportunity to review the Plan and agrees to be bound by all the terms and provisions of the Plan.

      (d) Successors. The terms of this Agreement shall be binding upon and inure to the benefit of the Company, its successors and assigns, and of the Optionee and the beneficiaries, executors, administrators, heirs and successors of the Optionee.

      (e) Validity/Invalidity. The invalidity or unenforceability of any particular provision hereof shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision had been omitted.

      (f) Modifications. No change, modification or waiver of any provision of this Agreement shall be valid unless the same be in writing and signed by the parties hereto.

      (g) Entire Agreement. This Agreement and the Plan contain the entire

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agreement and understanding of the parties hereto with respect to the subject matter contained herein and therein and supersede all prior communications, representations and negotiations in respect thereto.

      (h) Governing Law. This Agreement and the rights of the Optionee hereunder shall be construed and determined in accordance with the laws of the State of Delaware.

      (i) Headings. The headings of the Sections hereof are provided for convenience only and are not to serve as a basis for interpretation or construction, and shall not constitute a part, of this Agreement.

      (j) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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      IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto on the ____ day of _________, 20__.

                                                PGT, INC.

                                                By:_________________________
                                                Its_________________________

                                                [OPTIONEE]

                                                Signature: _________________

                                                Printed Name:_______________

                                                Address:____________________
                                                ____________________________

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